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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTON 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southeast Acquisitions II, L P. (the "Partnership") on Form 10-Q (the "Report") for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof I, Richard W. Sorenson, the principal executive officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002, to my knowledge, that:

      (1) The report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


/s/ Richard W. Sorenson
----------------------------
Richard W. Sorenson

Richard W. Sorenson
Principal Executive Officer & Member
Southern Management Group, LLC
August 13, 2004
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTON 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southeast Acquisitions II, L P. (the "Partnership") on Form 10-Q (the "Report") for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof I, Laura
E. Ristvedt, the principal financial officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002, to my knowledge, that:

      (1) The report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


/S/ Laura E. Ristvedt
-----------------------------
Laura E. Ristvedt

Laura E. Ristvedt
Principal Financial Officer
Southern Management Group, LLC
August 13, 2004